CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Ronald W. Jones, Principal Financial Officer of Motors Mechanical Reinsurance Company, Limited (the "Company"), hereby certify, to the best of my knowledge, that the Company's annual report on Form 10-K for the period ending December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2003


                                          /s/ Ronald W. Jones
                                          ------------------------------
                                          Ronald W. Jones
                                          Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Motors Mechanical Reinsurance Company, Limited and will be retained by Motors Mechanical Reinsurance Company, Limited and furnished to the Securities and Exchange Commission or its staff upon request.